PIONEER
INDEPENDENCE
FUND

SEMIANNUAL
REPORT

6/30/02

[PIONEER INVESTMENTS(R) LOGO]

TABLE OF CONTENTS


Letter from the President                                                      1

Portfolio and Performance Update                                               2

Portfolio Management Discussion                                                3

Schedule of Investments                                                        5

Financial Statements                                                           8

Notes to Financial Statements                                                 12

Trustees, Officers and Service Providers                                      14

LETTER FROM THE PRESIDENT 6/30/02

DEAR SHAREOWNERS,

All the negatives that have weighed on the market - weak corporate earnings, high-profile business scandals, and an ambiguous economic outlook - have one thing in common: None of them is likely to be permanent. It would also be a mistake to believe that the current run of bad news is somehow unique. In recent years, other headlines have rattled investors - 1987's market meltdown, the Gulf War, currency crises in Asia and Russia, and, of course, September 11. On each occasion, frustrated investors cashed in their holdings, hoping to resume investing in better times. But only hindsight shows us the best times to be in or out of the market.

As successful professional investors with 74 years of experience caring for our clients' assets through declines and recoveries, we are sure of one thing: Like its predecessors, this downtrend began without the ringing of a bell and will end the same way. So rather than turn our backs when the news is bad, we search for attractive investments every day.

BE GUIDED BY YOUR NEEDS, NOT BY THE NEWS

Just like the events I mentioned earlier, today's unsettling headlines may be distant memories by the time you need to pay tuition bills or face the real costs of living in retirement. That's why, like us, you should keep your eyes on the future and not on the evening news.

Toward that end, your financial advisor can offer needed perspective and useful experience in times of market volatility. Your advisor can keep you focused on your goals and discuss adjustments to your investment program if you aren't comfortable with the choices you made earlier. And if tuition bills and retirement are in fact upon you, all the more reason for working more closely with your financial advisor.

THE FIRST RETIREMENT PLAN FOR OWNER-ONLY BUSINESSES

Pioneer has designed a unique retirement program exclusively for one-person businesses. Pioneer Uni-K Plan(SM) is the first-of-its-kind 401(k) plan designed exclusively for owner-only businesses, whether full or part-time. It could be ideal for your retirement planning, especially if you want to maximize contributions. Uni-K also offers other key advantages: you can consolidate your other retirement plan assets into your Uni-K plan, and loans are available. Ask your financial advisor for further details.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PIONEER INDEPENDENCE FUND

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                84%
Depositary Receipts for International Stocks       7%
Short Term Cash Equivalents                        6%
International Common Stocks                        3%

SECTOR DIVERSIFICATION
(As a percentage of equity holdings)

[CHART]

Financials                                        20%
Information Technology                            17%
Industrials                                       14%
Consumer Staples                                  13%
Consumer Discretionary                            10%
Health Care                                       10%
Energy                                             8%
Materials                                          5%
Telecommunications Services                        3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Microsoft Corp.                                3.69%
2. Citigroup, Inc.                                2.79
3. General Electric Co.                           2.52
4. Pfizer, Inc.                                   2.16
5. Exxon Mobil Corp.                              2.09

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                   6/30/02        12/31/01
Net Asset Value per Share                          $9.64          $11.00

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM      LONG-TERM
(12/31/01 - 6/30/02)              DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  $  -           $  -            $  -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER INDEPENDENCE FUND, compared to the growth of the Russell 1000 Index.

[CHART]

                       PIONEER INDEPENDENCE FUND*        RUSSELL 1000 INDEX
 3/98                  $10,000                           $10,000
12/98                   $9,693                           $11,204
                       $11,910                           $13,548
12/00                  $13,743                           $12,495
                       $12,113                           $10,939
 6/02                  $10,615                            $9,538

Index comparison begins 3/31/98. The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE*

PERIOD

Life-of-Fund               1.47%
(3/16/98)

1 Year                   -19.06%

PUBLIC OFFERING PRICE

PERIOD

Life-of-Fund             -13.67%
(3/16/98)

1 Year                   -59.53%

Returns assume reinvestment of distributions at net asset value.

* Reflects Fund performance only, at net asset value. Does not reflect Creation and Sales Charges applicable to purchases of Fund shares through Pioneer Independence Plans, which vary as discussed in the Plans' prospectus. For the first 12 investments, these charges amount to 50% of the total amount invested. Total return would be reduced if these charges were taken into account.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

Co-managers John Carey and Andrew Acheson are responsible for Pioneer Independence Fund's day-to-day investment decisions. Mr. Carey, an executive vice president and Pioneer's director of portfolio management, has been an investment professional since 1979. Mr. Acheson, a vice president at Pioneer, was formerly a portfolio manager at Pioneer Investment Management, Ltd., in Dublin. Pioneer Independence Fund's portfolio is made up of investment ideas selected from among the issues that Pioneer's other portfolio managers have chosen for the funds that they manage.

Q:   WHAT WAS THE INVESTMENT BACKGROUND LIKE OVER THE FIRST HALF OF THE YEAR?

A: The first half of 2002 was very difficult for investors. After a show of strength coming into the year, stocks began to move lower, with the slide accelerating as the period came to a close. This pattern reflected a downshift in the outlook for the U.S. economy. What looked last winter like the beginnings of a recovery, soon evolved into a spotty and uncertain picture for corporate profits. Negative sentiment grew with revelations of accounting irregularities and other corporate scandals, most prominently, Enron and WorldCom. The Fund did not own shares in either company.

Q:   HOW DID THE FUND PERFORM, GIVEN THAT BACKGROUND?

A: Independence Fund turned in slightly better results than its benchmark, the Russell 1000 Index. Results for the six months ended June 30, 2002 showed the Fund with a total return of -12.36% calculated at net asset value. This compares to the -12.81% return of the Index. The Russell 1000, which measures the performance of the 1,000 largest stocks in the U.S. market, is a broader performance measure than the S&P 500, which returned -13.14% over the period.

Q:   WHICH OF YOUR INVESTMENT DECISIONS HAD THE MOST IMPACT ON PERFORMANCE?

A: We select stocks for our equity funds based on valuation and growth potential. That discipline led us to overweight defense and aerospace holdings significantly, compared to the sector's representation in the benchmark index. We also kept the Fund meaningfully overweighted in capital goods, industrial equipment and machinery. These above-average commitments both made positive contributions to Fund results over the period. The same selection process also limited the Fund's exposure to two beleaguered sectors: telecommunications and technology. However, we increased exposure to technology near the end of the period.

Q:   WHAT OTHER AREAS OF STRENGTH OR WEAKNESS CAN YOU CITE?

A: Health care was a significant area of good performance. Our analysis uncovered attractive opportunities among health care providers, an industry segment that is on the positive slope of its pricing cycle. We also limited exposure to the volatile biotech industry and to large pharmaceutical companies whose earnings were under pressure. Wellpoint, an HMO that operates Blue Cross companies in several states, continued to report good results. Amerisource Bergen, the company created when Amerisource and Bergen Brunswick merged, capitalized on merger synergies to offer a positive earnings outlook and deliver results that were slightly ahead of expectations.

     Industrial holdings held up well in relative terms but some leaders, including General Electric, performed poorly. Northrop Grumman and Lockheed Martin, a recent addition, rose, as defense firms benefited from the buildup of weapons stockpiles. We also added Boeing to the portfolio. Boeing's defense businesses represent a large part of its market valuation. United Technologies, which is involved in civilian as well as defense businesses, rose slightly.

     Among consumer cyclicals, companies whose fortunes are tied to economic trends, Family Dollar Stores rose for the period and shares of Wal-Mart were roughly unchanged; both companies benefited from increased price-consciousness among consumers during the slowdown. Specialty retailer Bed, Bath & Beyond also performed well. Federated Department Stores, owners of Macy's, Bloomingdale's and other chains, held up better than the market.

Q: YOU MENTIONED INCREASING TECHNOLOGY HOLDINGS. HOW DID TECHNOLOGY FARE OVER THE PERIOD?

A: Although we were underweighted for most of the period, technology hurt results. Amdocs, which provides billing software to the telecommunications industry, suffered an earnings shortfall and indicated that a rebound would be delayed. Checkpoint, a provider of security software, also declined. Companies have held back on technology spending, reducing the need for added security. At some point, we think corporations will need to upgrade and expand technology capability in order to remain competitive. Additions made late in the period include Network Appliances, Applied Materials and Analog Devices, all of which were available at very attractive valuations.

Q:   AND ELSEWHERE?

A: Omnicom Group, which owns advertising agencies around the world, was very weak as economic slumps cut into ad budgets. However, Fund results benefited from an overweight exposure to the energy sector. ENI S.p.A. of Italy was a strong performer as was France's Total Fina. ExxonMobil and Anadarko Petroleum, a large holding, held up well and Patterson-UTI Energy, a land-based driller, added to results. In transportation, Canadian National continued to perform well, and we sold Southwest Airlines when its valuation rose earlier in year.

Q:   PLEASE GIVE US YOUR OUTLOOK FOR THE MONTHS AHEAD.

A: Recent market weakness may be a case of sentiment's overriding reality. We are more positive on the economy than we were just a few months ago; there are enough positive signs to support the view that a recovery is not far off. With reasonable economic growth, an eventual return to confidence on the part of investors would trigger strong rallies in a range of market sectors, in our opinion. In the meantime, our focus will be on conservatively structured companies of varied size that are once again selling at reasonable valuations.

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

    SHARES                                                                 VALUE
             COMMON STOCKS - 93.8%
             ENERGY - 7.7%
             INTEGRATED OIL & GAS - 4.0%
    22,000   Conoco, Inc.                                            $   611,600
    10,000   Eni S.p.A. (A.D.R.)                                         800,000
    33,900   Exxon Mobil Corp.                                         1,387,188
                                                                     -----------
                                                                     $ 2,798,788
                                                                     -----------
             OIL & GAS DRILLING - 1.5%
    11,300   Patterson-UTI Energy, Inc.*                             $   318,999
    19,300   Pride International, Inc.*                                  302,238
    13,700   Transocean Offshore Inc.                                    426,755
                                                                     -----------
                                                                     $ 1,047,992
                                                                     -----------
             OIL & GAS EXPLORATION & PRODUCTION - 1.4%
    20,200   Anadarko Petroleum Corp.                                $   995,860
                                                                     -----------
             OIL & GAS REFINING MARKETING &
             TRANSPORTATION - 0.8%
     7,000   Total Fina Elf SA (A.D.R.)                              $   566,300
                                                                     -----------
             TOTAL ENERGY                                            $ 5,408,940
                                                                     -----------
             MATERIALS - 4.4%
             ALUMINUM - 0.9%
    18,500   Alcoa, Inc.                                             $   613,275
                                                                     -----------
             COMMODITY CHEMICALS - 0.5%
     7,000   Air Products & Chemicals, Inc.                          $   353,290
                                                                     -----------
             DIVERSIFIED METALS & MINING - 1.8%
    15,400   Phelps Dodge Corp.                                      $   634,480
     8,500   Rio Tinto Plc (A.D.R.)                                      629,000
                                                                     -----------
                                                                     $ 1,263,480
                                                                     -----------
             PAPER PRODUCTS - 0.7%
     7,900   Weyerhaeuser Co.                                        $   504,415
                                                                     -----------
             PRECIOUS METALS & MINERALS - 0.5%
    13,800   Newmont Mining Corp.                                    $   363,354
                                                                     -----------
             TOTAL MATERIALS                                         $ 3,097,814
                                                                     -----------
             CAPITAL GOODS - 10.8%
             AEROSPACE & DEFENSE - 2.6%
    12,200   Boeing Co.                                              $   549,000
     5,300   Lockheed Martin Corp.                                       368,350
     7,300   Northrop Grumman Corp.                                      912,500
                                                                     -----------
                                                                     $ 1,829,850
                                                                     -----------
             ELECTRICAL COMPONENTS & EQUIPMENT - 2.4%
    57,700   General Electric Co.                                    $ 1,676,185
                                                                     -----------
             INDUSTRIAL CONGLOMERATES - 4.8%
    13,000   ITT Industries, Inc.                                    $   917,800
    14,500   Parker Hannifin Corp.                                       692,955
    17,000   Textron, Inc.                                               797,300
                                                                     -----------
             INDUSTRIAL CONGLOMERATES (CONTINUED)
    15,000   United Technologies Corp.                               $ 1,018,500
                                                                     -----------
                                                                     $ 3,426,555
                                                                     -----------
             INDUSTRIAL MACHINERY - 1.0%
    15,900   Ingersoll-Rand Co.                                      $   725,994
                                                                     -----------
             TOTAL CAPITAL GOODS                                     $ 7,658,584
                                                                     -----------
             COMMERCIAL SERVICES & SUPPLIES - 1.2%
             DATA PROCESSING SERVICES - 1.2%
     5,500   Automatic Data Processing, Inc.                         $   239,525
    17,000   Amdocs Ltd.*                                                128,350
    12,800   First Data Corp.                                            476,160
                                                                     -----------
                                                                     $   844,035
                                                                     -----------
             TOTAL COMMERCIAL SERVICES & SUPPLIES                    $   844,035
                                                                     -----------
             TRANSPORTATION - 1.2%
             RAILROADS - 1.2%
    15,800   Canadian National Railway Co.                           $   818,440
                                                                     -----------
             TOTAL TRANSPORTATION                                    $   818,440
                                                                     -----------
             AUTOMOBILES & COMPONENTS - 1.0%
             AUTO PARTS & EQUIPMENT - 1.0%
     6,200   SPX Corp.*                                              $   728,500
                                                                     -----------
             TOTAL AUTOMOBILES & COMPONENTS                          $   728,500
                                                                     -----------
             HOTELS, RESTAURANTS & LEISURE - 0.9%
             RESTAURANTS - 0.9%
    23,400   McDonald's Corp.                                        $   665,730
                                                                     -----------
             TOTAL HOTELS, RESTAURANTS & LEISURE                     $   665,730
                                                                     -----------
             MEDIA - 2.4%
             ADVERTISING - 0.6%
     9,000   Omnicom Group                                           $   412,200
                                                                     -----------
             BROADCASTING & CABLE TV - 0.4%
     8,900   Clear Channel Communications, Inc.*                     $   284,978
                                                                     -----------
             MOVIES & ENTERTAINMENT - 1.4%
    30,800   AOL Time - Warner, Inc.*                                $   453,068
    12,700   Viacom, Inc. (Class B Non-voting)*                          563,499
                                                                     -----------
                                                                     $ 1,016,567
                                                                     -----------
             TOTAL MEDIA                                             $ 1,713,745
                                                                     -----------
             RETAILING - 5.3%
             DEPARTMENT STORES - 1.6%
    13,000   Federated Department Stores, Inc.*                      $   516,100
    10,400   J.C. Penney Co., Inc.                                       229,008
     5,800   Kohl's Corp.*                                               406,464
                                                                     -----------
                                                                     $ 1,151,572
                                                                     -----------
             GENERAL MERCHANDISE STORES - 2.7%
    24,200   Family Dollar Stores, Inc.                              $   853,050
    19,600   Wal-Mart Stores, Inc.                                     1,078,196
                                                                     -----------
                                                                     $ 1,931,246
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                 VALUE
             HOME IMPROVEMENT RETAIL - 0.3%
     5,100   Lowe's Companies, Inc.                                  $   231,540
                                                                     -----------
             SPECIALTY STORES - 0.7%
    12,000   Bed Bath & Beyond, Inc.*                                $   452,880
                                                                     -----------
             TOTAL RETAILING                                         $ 3,767,238
                                                                     -----------
             FOOD & DRUG RETAILING - 5.2%
             DRUG RETAIL - 1.6%
    20,000   CVS Corp.                                               $   612,000
    13,000   Walgreen Co.                                                502,190
                                                                     -----------
                                                                     $ 1,114,190
                                                                     -----------
             FOOD DISTRIBUTORS - 2.0%
    12,050   Amerisourcebergen Corp.                                 $   915,800
     8,100   Cardinal Health, Inc.                                       497,421
                                                                     -----------
                                                                     $ 1,413,221
                                                                     -----------
             FOOD RETAIL - 1.6%
    12,000   Nestle SA (A.D.R.)                                      $   699,000
    15,000   Safeway, Inc.*                                              437,850
                                                                     -----------
                                                                     $ 1,136,850
                                                                     -----------
             TOTAL FOOD & DRUG RETAILING                             $ 3,664,261
                                                                     -----------
             FOOD, BEVERAGE & TOBACCO - 3.0%
             DISTILLERS & VINTNERS - 1.2%
    17,700   Anheuser-Busch Companies, Inc.                          $   885,000
                                                                     -----------
             SOFT DRINKS - 1.8%
    22,300   The Coca-Cola Co.                                       $ 1,248,800
                                                                     -----------
             TOTAL FOOD, BEVERAGE & TOBACCO                          $ 2,133,800
                                                                     -----------
             HOUSEHOLD & PERSONAL PRODUCTS - 3.9%
             HOUSEHOLD PRODUCTS - 1.6%
    12,400   Procter & Gamble Co.                                    $ 1,107,320
                                                                     -----------
             PERSONAL PRODUCTS - 2.3%
    25,000   Gillette Co.                                            $   846,750
    13,000   Kimberly-Clark Corp.                                        806,000
                                                                     -----------
                                                                     $ 1,652,750
                                                                     -----------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS                     $ 2,760,070
                                                                     -----------
             HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
             HEALTH CARE DISTRIBUTORS & SERVICES - 1.5%
    22,100   Bristol-Myers Squibb Co.                                $   567,970
    10,000   Wyeth, Inc.                                                 512,000
                                                                     -----------
                                                                     $ 1,079,970
                                                                     -----------
             HEALTH CARE FACILITIES - 0.9%
    13,500   HCA, Inc.                                               $   641,250
                                                                     -----------
             MANAGED HEALTH CARE - 0.6%
     5,400   Wellpoint Health Networks Inc.*                         $   420,174
                                                                     -----------
             TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                  $ 2,141,394
                                                                     -----------
             PHARMACEUTICALS & BIOTECHNOLOGY - 5.5%
             BIOTECHNOLOGY - 0.7%
    12,000   Biogen, Inc.*                                           $   497,160
                                                                     -----------
             PHARMACEUTICALS - 4.8%
     5,600   Eli Lilly & Co.                                         $   315,840
    18,400   Merck & Co., Inc.                                           931,776
    16,000   Novartis AG (A.D.R.)                                        701,280
    40,900   Pfizer, Inc.                                              1,431,500
                                                                     -----------
                                                                     $ 3,380,396
                                                                     -----------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                   $ 3,877,556
                                                                     -----------
             BANKS - 7.4%
    14,000   Bank of America Corp.                                   $   985,040
    14,500   The Bank of New York Co., Inc.                              489,375
    20,000   Fleet Boston Financial Corp.                                647,000
    11,500   J.P. Morgan Chase & Co.                                     390,080
    10,000   PNC Bank Corp.                                              522,800
     9,000   State Street Corp.                                          402,300
    33,000   U.S. Bancorp                                                770,550
    20,300   Wells Fargo  & Co.                                        1,016,218
                                                                     -----------
                                                                     $ 5,223,363
                                                                     -----------
             TOTAL BANKS                                             $ 5,223,363
                                                                     -----------
             DIVERSIFIED FINANCIALS - 5.9%
             DIVERSIFIED FINANCIAL SERVICES - 5.9%
     9,200   Anthem, Inc.*                                           $   620,816
    18,500   American Express Co.                                        671,920
    47,800   Citigroup, Inc.                                           1,852,250
     9,900   Federal National Mortgage Association                       730,125
    14,800   Stilwell Financial, Inc.                                    269,360
                                                                     -----------
                                                                     $ 4,144,471
                                                                     -----------
             TOTAL DIVERSIFIED FINANCIALS                            $ 4,144,471
                                                                     -----------
             INSURANCE - 4.4%
             INSURANCE BROKERS - 0.4%
     5,800   Marsh & McLennan Co., Inc.                              $   280,140
                                                                     -----------
             MULTI-LINE INSURANCE - 1.9%
    19,600   American International Group, Inc.                      $ 1,337,308
                                                                     -----------
             PROPERTY & CASUALTY INSURANCE - 2.1%
     9,600   Renaissancere Holdings Ltd.                             $   351,360
    30,000   Travelers Property Casualty Corp.                           531,000
     7,300   XL Capital Ltd.                                             618,310
                                                                     -----------
                                                                     $ 1,500,670
                                                                     -----------
             TOTAL INSURANCE                                         $ 3,118,118
                                                                     -----------
             REAL ESTATE - 1.2%
             REAL ESTATE INVESTMENT TRUSTS - 1.2%
    23,600   Simon DeBartolo Group, Inc.                             $   869,424
                                                                     -----------
             TOTAL REAL ESTATE                                       $   869,424
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                 VALUE
             SOFTWARE & SERVICES - 4.1%
             APPLICATION SOFTWARE - 4.1%
    31,700   Check Point Software Technologies Ltd.*                 $   429,852
    45,300   Microsoft Corp.*                                          2,451,636
                                                                     -----------
                                                                     $ 2,881,488
                                                                     -----------
             TOTAL SOFTWARE & SERVICES                               $ 2,881,488
                                                                     -----------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 12.0%
             COMPUTER HARDWARE - 2.9%
    36,300   Apple Computer, Inc.*                                   $   643,236
    30,000   Hewlett-Packard Co.                                         458,400
    10,300   IBM Corp.*                                                  741,600
     6,800   NCR Corp.*                                                  235,280
                                                                     -----------
                                                                     $ 2,078,516
                                                                     -----------
             COMPUTER STORAGE & PERIPHERALS - 0.6%
     7,900   Lexmark International Group, Inc.*                      $   429,760
                                                                     -----------
             NETWORKING EQUIPMENT - 0.7%
    40,000   Network Appliance Inc.*                                 $   496,400
                                                                     -----------
             SEMICONDUCTOR EQUIPMENT - 1.9%
    17,300   Applied Materials, Inc.*                                $   329,046
    20,100   Brooks Automation, Inc.*                                    513,756
    13,700   Novellus Systems, Inc.*                                     465,800
                                                                     -----------
                                                                     $ 1,308,602
                                                                     -----------
             SEMICONDUCTORS - 5.3%
    17,100   Analog Devices, Inc.*                                   $   507,870
    23,000   Altera Corp.*                                               312,800
    19,200   Genesis Microchip Inc.*                                     154,752
    70,200   Intel Corp.                                               1,282,554
    20,200   Intersil Holding Corp.*                                     431,876
    36,000   Micron Technology, Inc.*                                    727,920
    15,900   Texas Instruments, Inc.                                     376,830
                                                                     -----------
                                                                     $ 3,794,602
                                                                     -----------
             TELECOMMUNICATIONS EQUIPMENT - 0.6%
    28,500   Nokia Corp. (A.D.R.)                                    $   412,680
                                                                     -----------
             TOTAL TECHNOLOGY
             HARDWARE & DEVELOPMENT                                  $ 8,520,560
                                                                     -----------
             TELECOMMUNICATION SERVICES - 2.6%
             INTEGRATED TELECOMMUNICATION SERVICES - 1.4%
     6,100   Alltel Corp.                                            $   286,700
    22,000   BellSouth Corp.                                             693,000
       204   Telefonica de Espana (A.D.R.)*                                5,069
                                                                     -----------
                                                                     $   984,769
                                                                     -----------
             WIRELESS TELECOMMUNICATION SERVICES - 1.2%
    24,100   AT&T Wireless Services, Inc.*                           $   140,985
    52,200   Vodafone Group Plc (A.D.R.)                                 712,530
                                                                     -----------
                                                                     $   853,515
                                                                     -----------
             TOTAL TELECOMMUNICATION SERVICES                        $ 1,838,284
                                                                     -----------
             HEALTH CARE - 0.7%
             HEALTH CARE (DRUGS/MAJOR PHARMCEUTICALS) - 0.7%
     7,500   Aventis SA (A.D.R.)                                     $   528,225
                                                                     -----------
             TOTAL HEALTH CARE                                       $   528,225
                                                                     -----------
             TOTAL COMMON STOCKS
                                                                     -----------
             (Cost $72,535,381)                                      $66,404,040
                                                                     -----------
PRINCIPAL
AMOUNT
             TEMPORARY CASH INVESTMENT - 6.2%
             REPURCHASE AGREEMENT - 6.2%

$4,400,000   Credit Suisse First Boston, Inc., 1.86%
             dated 6/28/02, repurchase price of
             $4,400,000 plus accrued interest on
             7/1/02, collateralized by 4,272,000
             U.S. Treasury Bond, 6.25%, 2/15/03                      $ 4,400,000
                                                                     -----------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $4,400,000)                                       $ 4,400,000
                                                                     -----------
             TOTAL INVESTMENT IN SECURITIES
             AND TEMPORARY CASH INVESTMENT
             (cost $76,935,381) (a)(b)(c)                            $70,804,040
                                                                     ===========

*Non-income producing security.

(a) At June 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $77,041,023 was as follows:

    Aggregate gross unrealized gain for all investments
    in which there is an excess of tax cost over value           $  3,912,814
    Aggregate gross unrealized loss for all investments
    in which there is an excess of value over tax cost           $(10,149,797)
                                                                 ------------
    Net unrealized loss                                          $ (6,236,983)
                                                                 ============

(b) At December 31, 2001, the Fund had a net capital loss carryforward of $1,894,577 which will expire in 2009 if not utilized.

(c) The Fund elected to defer approximately $827,286 of capital losses recognized between November 1, 2001 and December 31, 2001 to its fiscal year ending December 31, 2002.

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended
    June 30, 2002, aggregated $37,044,168 and $16,303,981, respectively.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 6/30/02 (UNAUDITED)

ASSETS:
  Investment in securities, at value (Including temporary cash investment of $4,400,000)
   (cost $76,935,381)                                                                     $70,804,040
  Cash  18,988
  Receivables -
   Investments in securities sold                                                             614,027
   Fund shares sold                                                                            18,769
   Dividends, interest and foreign taxes withheld                                             101,782
   Collateral for securities loaned, at fair value                                          1,707,745
  Other                                                                                        28,284
                                                                                          -----------
      Total assets                                                                        $73,293,635
                                                                                          -----------
LIABILITIES:
  Payables -
   Investments in securities purchased                                                      2,034,404
   Fund shares repurchased                                                                     23,943
   Upon return of securities loaned                                                         1,707,745
  Due to affiliates                                                                           339,606
  Accrued expenses                                                                             63,616
                                                                                          -----------
      Total liabilities                                                                   $ 4,169,314
                                                                                          -----------
NET ASSETS:
  Paid-in capital                                                                         $80,604,610
  Accumulated undistributed net investment income                                              14,391
  Accumulated net realized loss on investments                                             (5,363,339)
  Net unrealized loss on investments                                                       (6,131,341)
                                                                                          -----------
      Total net assets                                                                    $69,124,321
                                                                                          ===========
NET ASSET VALUE PER SHARE:
  (UNLIMITED NUMBER OF SHARES AUTHORIZED)
   Based on $69,124,321/7,167,913 shares                                                  $      9.64
                                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED 6/30/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $11,416)                                           $452,238
  Interest                                                                                         41,716
  Income on securities loaned, net                                                                  2,297
                                                                                                 --------
    Total investment income                                                                                   $   496,251
                                                                                                              -----------
EXPENSES:
  Management fees                                                                                $240,930
  Transfer agent fees                                                                             317,848
  Distribution fees                                                                                28,041
  Administrative fees                                                                              18,596
  Custodian fees                                                                                   10,580
  Registration fees                                                                                19,076
  Professional fees                                                                                11,870
  Printing                                                                                         38,574
  Fees and expenses of nonaffiliated trustees                                                       3,711
  Organization costs                                                                                5,021
  Miscellaneous                                                                                     3,134
                                                                                                 --------
    Total expenses                                                                                            $   697,381
    Less management fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                   (215,521)
                                                                                                              -----------
    Net expenses                                                                                              $   481,860
                                                                                                              -----------
    Net investment income                                                                                     $    14,391
                                                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                                                            $(2,535,834)
  Change in net unrealized gain (loss) on investments                                                          (6,365,668)
                                                                                                              -----------
   Net loss on investments                                                                                    $(8,901,502)
                                                                                                              -----------
   Net decrease in net assets resulting from operations                                                       $(8,887,111)
                                                                                                              ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED 6/30/02 AND THE YEAR ENDED 12/31/01

                                                                                                       SIX MONTHS
                                                                                                          ENDED            YEAR
                                                                                                         6/30/02          ENDED
                                                                                                       (UNAUDITED)       12/31/01
FROM OPERATIONS:
Net investment income (loss)                                                                           $    14,391      $   (40,394)
Net realized loss on investments                                                                        (2,535,834)      (2,597,216)
Change in net unrealized gain (loss) on investments                                                     (6,365,668)      (2,147,531)
                                                                                                       -----------      -----------
     Net decrease in net assets resulting from operations                                              $(8,887,111)     $(4,785,141)
                                                                                                       -----------      -----------
DISTRIBUTIONS TO SHAREOWNERS FROM:
Net realized gain ($0.00 and $0.00 per share, respectively)                                            $        --      $        --
                                                                                                       -----------      -----------
     Total distributions to shareowners                                                                $        --      $        --
                                                                                                       -----------      -----------
                                                                        `02 SHARES
                                                                        (UNAUDITED)     `01 SHARES
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         2,274,329       2,865,102     $24,076,946      $32,817,381
Reinvestment of distributions                                                   --              --              --               --
Cost of shares repurchased                                                (167,794)       (228,072)     (1,749,665)      (2,604,567)
                                                                         ---------       ---------     -----------      -----------
     Net increase in net assets resulting from fund share transactions   2,106,535       2,637,030     $22,327,281      $30,212,814
                                                                         ---------       ---------     -----------      -----------
     Net increase in net assets                                                                        $13,440,170      $25,427,673

NET ASSETS:
Beginning of period                                                                                     55,684,151       30,256,478
                                                                                                       -----------      -----------
End of period (including accumulated undistributed net investment
   income of $14,391 and $0, respectively)                                                             $69,124,321      $55,684,151
                                                                                                       ===========      ===========

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 6/30/02

                                                                  SIX
                                                                MONTHS
                                                                 ENDED           YEAR         YEAR         YEAR          3/16/98
                                                                6/30/02          ENDED        ENDED        ENDED           TO
                                                              (UNAUDITED)      12/31/01     12/31/00     12/31/99      12/31/98(a)
Net asset value, beginning of period                            $ 11.00        $ 12.48      $ 11.36      $  9.63       $10.00
                                                                -------        -------      -------      -------       ------
Net increase (decrease) from investment operations:
   Net investment loss                                          $  0.00(b)     $ (0.01)     $ (0.03)     $ (0.01)      $(0.01)
   Net realized and unrealized gain (loss) on investments         (1.36)         (1.47)        1.77         2.19        (0.27)
                                                                -------        -------      -------      -------       ------
     Net increase (decrease) from investment operations         $ (1.36)       $ (1.48)     $  1.74      $  2.18       $(0.28)
Distributions to shareowners:
   Net investment income                                             --             --           --        (0.01)       (0.09)
   Net realized gain                                                 --             --        (0.62)       (0.44)          --
                                                                -------        -------      -------      -------       ------
Net increase (decrease) in net asset value                      $ (1.36)       $ (1.48)     $  1.12      $  1.73       $(0.37)
                                                                -------        -------      -------      -------       ------
Net asset value, end of period                                  $  9.64        $ 11.00      $ 12.48      $ 11.36       $ 9.63
                                                                =======        =======      =======      =======       ======
Total return*                                                    (12.36)%       (11.86)%      15.38%       22.88%       (2.78)%
Ratio of net expenses to average net assets+                       1.50%**        1.46%        1.48%        1.58%        1.68% **
Ratio of net investment income (loss) to average net assets+       0.04%**       (0.10)%      (0.35)%      (0.11)%      (0.30)%**
Portfolio turnover rate                                              16%**          75%          98%         106%         118%**
Net assets, end of period (in thousands)                        $69,124        $55,684      $30,256      $12,018       $3,335
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                    2.17%**        3.34%        3.76%        6.18%       17.26%**
   Net investment loss                                            (0.03)%**      (1.98)%      (2.63)%      (4.71)%     (15.88)%**
Ratios assuming waiver of management fees and
   assumption of expenses by PIM and reduction for
   fees paid indirectly:
   Net expenses                                                    1.50%**        1.46%        1.46%        1.50%        1.50%**
   Net investment income (loss)                                    0.04%**       (0.10)%      (0.33)%      (0.03)%      (0.12)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Amount rounds to less than 1 cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). The investment objective of the Fund is to seek capital appreciation.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day that the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded as of the ex-dividend date.

D. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E. DEFERRED ORGANIZATION COSTS

   The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

F. SECURITIES LENDING

   The Fund lends securities in the Portfolio to certain broker-dealers or other institutional buyers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and records gains or losses in the fair value of the loaned securities that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of collateral at period end is disclosed on the balance sheet. As of June 30, 2002, the Fund loaned securities having a fair value of approximately $1,689,234 and received collateral of $1,707,745 for the loan.

2. MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UnCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2002, $2,971 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $332,042 in transfer agent fees payable to PIMSS at June 30, 2002.

4. DISTRIBUTION PLAN

The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of fund shares. Included in due to affiliates is $4,593 in distribution fees payable to PFD at June 30, 2002.

5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2002, the Fund's expenses were not reduced under such arrangements.

                          [PIONEER INVESTMENTS(R) LOGO]

PIONEER INDEPENDENCE FUND

OFFICERS
JOHN F. COGAN, JR., PRESIDENT
DANIEL T. GERACI, EXECUTIVE VICE PRESIDENT
VINCENT NAVE, TREASURER
JOSEPH P. BARRI, SECRETARY

TRUSTEES
JOHN F. COGAN, JR., CHAIRMAN
MARY K. BUSH
RICHARD H. EGDAHL, M.D.
DANIEL T. GERACI
MARGARET B.W. GRAHAM
MARGUERITE A. PIRET
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEER INVESTMENT MANAGEMENT, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

DISTRIBUTOR
PIONEER FUNDS DISTRIBUTOR, INC.

LEGAL COUNSEL
HALE AND DORR LLP

PIONEER INDEPENDENCE FUND IS AVAILABLE TO THE GENERAL PUBLIC ONLY THROUGH PIONEER INDEPENDENCE PLANS, A SYSTEMATIC INVESTMENT PLAN SPONSORED BY PIONEER FUNDS DISTRIBUTOR, INC.


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR PIONEER INDEPENDENCE FUND, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.



                                                                   12107-00-0802
                                        (C) 2002 Pioneer Funds Distributor, Inc.